UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2007

Commission file number: 0-23687

STOCKGROUP INFORMATION SYSTEMS INC.
(Exact name of small business issuer as specified in its charter)

Colorado	84-1379282
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

Suite 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7
(Address of principal executive offices)

(604) 331-0995
(Issuer's telephone number)

__________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

     As previously disclosed in a Current Report on Form 8-K filed by our company on January 25, 2007, our company, together with our wholly-owned subsidiaries Stockgroup Systems Ltd. and Stockgroup Media Inc. entered into a purchase agreement dated January 24, 2007 with TeleCommunication Systems, Inc. and its wholly-owned subsidiary TeleCommunication Systems (Holdings) Limited, whereby our company agreed to acquire the Mobile Finance Division of TeleCommunication Systems Inc. The purchase agreement has since been amended and restated. Although we believe that none of the amendments to the purchase agreement are material, we are filing a copy of the amended and restated purchase agreement as an attachment to this Form 8-K in order to ensure that the copy of the purchase agreement that is of record is the final version. The amendments to the agreement consist substantially of the following:

1.	On the title page, we deleted the word “Asset” from the title “Asset Purchase Agreement”;
2.	We changed section 3.3 (iii) of the purchase agreement to increase the amount of the promissory note from $560,000 to $561,000;
3.	In Section 5.4(d), we extended the date for submission of Form 8594 to August 15, 2007, rather than at closing;
4.	Schedule C – List of Fixed Assets – we deleted reference to hard drives on page 3;
5.	Schedule D – Notarial Deed of Transfer (Benelux) provided;
6.	Schedule E – Notarial Deed of Transfer (Iberian) provided;
7.	Schedule F – Owings Mills Sublease - we inserted an effective date of January 31, 2007;
8.	Schedule H – Transition Services Agreement - we inserted an effective date of January 31, 2007;
9.	Schedule J – Trademark Assignment – we inserted an effective date of January 31, 2007 and a reference date for the Asset Purchase Agreement of January 24, 2007;
10.	Schedule K – Domain Name Assignment – we inserted an effective date of January 31, 2007 and a reference date for the Asset Purchase Agreement of January 24, 2007;
11.

Schedule L – Assignment and Assumption Agreement – General - we inserted an effective date of January 31, 2007 and a reference date for the Asset Purchase Agreement of January 24, 2007 and we removed the reference to the Vodafone Letter of Intent from Attachment Page A-2;

12.

Schedule M – General Assignment and Bill of Sale – we inserted an effective date of January 31, 2007, a reference date for the Asset Purchase Agreement of January 24, 2007 and we removed reference to Dell Hardware and software on former pages A4, A5 & A6;

13.	Schedule N – Assignment and Assumption of the Eight Black Agreement – we inserted an effective date of January 31, 2007 and the reference date of the Asset Purchase Agreement January 24, 2007;
14.	Schedule P – Accredited Investor Questionnaire - we inserted an effective date of January 31, 2007 and a reference date for the Asset Purchase Agreement of January 24, 2007.

Item 9.01 Financial Statements and Exhibits.

10.1	Amended Purchase Agreement as dated January 24, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007

Stockgroup Information Systems Inc.
(Registrant)

By: /s/ Susan Lovell
Susan Lovell
Chief Financial Officer